SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) June 25, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564
                                    04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts         02108

(Address of principal executive offices)       (ZipCode)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On June 25, 1996, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 25 thereof (the "Partnership"), completed various agreements relating to Osborne Housing, L.P., a New York limited partnership (the "Operating Partnership"), including a First Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Operating Partnership owns and operates an apartment complex in White Plains, New York, which is known as Osborne Apartments (the "Apartment Complex"). The Apartment Complex consists of 7-three-bedroom units. The Apartment Complex is currently fully occupied.

    Rehabilitation financing in the amount of $572,688 was provided by Chase Community Development Corporation. Permanent mortgage financing in the amount of $442,000 (the "Mortgage Loan") is being provided by Chase Community Development Corporation. The Mortgage Loan will have a 30-year term and repayment will be based on a 30-year amortization schedule. The interest rate on the Mortgage Loan is expected to be 8.09% per annum.

    100% of the apartment units (7 units) in the Apartment Complex are believed to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    The General Partner is Osborne Development LLC, of New Rochelle, New
York.

    R&D Young Realty Management LLC serves as the management agent for the Apartment Complex (the "Management Agent"). The Management Agent will receive a monthly fee from the Operating Partnership equal to 5% of rents collected during the previous month.

    The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $522,721 which has been or will be payable to the Operating Partnership in four (4) Installments as follows:

    1. $287,496 on the latest of (i) the Admission Date, (ii) Tax Credit Set Aside, (iii) Construction Mortgage Closing, (iv) Permanent
Mortgage Commitment or (v) the Construction Permitting Date;

    2. $130,681 on the latest of (i) the Completion Date, (ii) Cost Certification, (iii) receipt of an updated title insurance policy satisfactory to the Investment Limited Partner, (iv) receipt of the Contractor Payoff Letter or (v) receipt of all Lender Estoppel Letters;

    3. $78,408 on the latest of (i) Rental Achievement, (ii) Permanent Mortgage Commencement, (iii) Initial 100% Occupancy Date, (iv)
State Designation, (v) receipt by the Operating Partnership of a Permanent Certificate of Occupancy for the Project or (vi) satisfaction of all conditions to the payment of the First and Second Installments; and

    4. $26,136 on the later of (i) the date on which the Partnership receives the Operating Partnership's tax return and audited financial statements for the year in which the Rental Achievement occurred or (ii) satisfaction of all conditions to the payment of the First, Second and Third Installments.

    The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $880,060 of Tax Credits during the 10-year period commencing in 1997, of which $871,250 will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership. The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions:



                       Normal        Capital         Cash
                      Operations    Transactions    Flow

General Partner           1%            50%          75%

Partnership              99%        49.999%          25%


Special Limited
Partner                   0%         0.001%           0%



    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

    The Special Limited Partner or an affiliate thereof will receive an annual Asset Management Fee commencing in 1996 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership. The Asset Management Fee will be in an annual amount equal to the lesser of (i) $1,500 or (ii) one-half of one per cent (0.5%) of the Aggregate Cost of the Apartment Complex. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the amount of such deficiency shall be paid directly by the General Partner to the Special Limited Partner as an Affiliate thereof from its own funds.

    The Operating Partnership will pay a Construction and Development Fee to the General Partner (or its designee) for its service in connection with the rehabilitation and development of the Apartment Complex in accordance with the Development Agreement. The Operating Partnership will pay to the General Partner an Annual Partnership Management Fee commencing in 1996 for its services in connection with managing the day-to-day business of the Operating Partnership in an amount equal to the lesser of (i) $1,500 per annum or (ii) the excess of (A) one-half of one percent (0.5%) of the Aggregate Cost of the Apartment Complex over (B) the amount of the Asset Management Fee attributable to such year. The Annual Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article X of the Operating Partnership Agreement.

Item 7.  Exhibits.


(a) and (b)  There is no meaningful current or historic financial information is available at this time.

(c) Exhibits.                                                       Page

(1)(a)1     Form of Dealer-Manager Agreement between Boston
            Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer
            Agreement)

(2)(a)     First Amended and Restated Agreement of Limited
           Partnership of Osborne Housing, L.P.

(2)(b)     Development Agreement of Osborne Housing, L.P.


(4)(a)2    Agreement of Limited Partnership of the Partnership

(16)       None

(17)       None

(21)      None

(24)      None

(25)      None

(28)      None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement
  No. 33-70564 on Form S-11, as filed with the Securities and Exchange
  Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement
  No. 33-99602 on Form S-11, as filed with the Securities and Exchange
  Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 21, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
       its General Partner


    By:  C&M Associates, d/b/a Boston
            Capital Associates, its
        General Partner


    By:  /s/ Herbert F. Collins
         Herbert F. Collins, Partner




BOS2: 53573_1

17537/1229